Exhibit 10.157

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

AMD_00223000.0

THIS AMENDMENT (this “Amendment”) dated as of April 12, 2017 (the “Amendment Effective Date”) is made to the Second Schedule (as defined below) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Schedule.

WHEREAS, MSCI and Licensee entered into the Index License Agreement for Funds (internal MSCI reference number: IXF_00040) dated as of March 18, 2000 (the “Agreement”);

WHEREAS, MSCI and Licensee entered into the Amendment (internal MSCI reference AMD_00208956.0) dated August 1, 2016 (the “Amendment #1”) to the Agreement in order to license the use of the MSCI All Argentina 25/50 Index as the basis of the *************************************;

WHEREAS, MSCI and Licensee entered into the Amendment (internal MSCI reference AMD_00216935.0) dated December 8, 2016 (the “Amendment #2”) to Amendment #1********************************************;

WHEREAS, MSCI and Licensee now wish******************************************************** *************************************

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, each of MSCI and Licensee hereby agree to amend the Schedule as follows:

1.	Commencing on the Amendment Effective Date, the Schedule is hereby amended so that *************** *****************************************
2.

This Amendment amends and operates in conjunction with the Schedule.  This Amendment, Amendment #1, Amendment #2 and the Agreement constitute the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof and supersede in full all prior proposals and understandings, oral or written, relating to such subject matter.  To the extent that the terms of this Amendment conflict with the terms of Amendment #1, Amendment #2 or the Agreement, the terms of this Amendment shall control.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.
4.

This Amendment may be executed in counterparts, which taken together, shall constitute one Amendment and each party hereto may execute this Amendment by signing such counterpart; provided that no party shall be bound hereby until the Amendment has been executed and delivered by all parties hereto. A facsimile or PDF signature of either party to this Amendment shall be deemed an original signature of such party and shall manifest such party’s intention to be bound by this Amendment.

AMD_00223000.0

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Amendment Effective Date set forth above.

MSCI Inc.	BlackRock Fund Advisors
By /s/ Joke Jacinto	By /s/ Diane Lumley
Name Joke Jacinto	Name Diane Lumley
Title Vice President	Title Managing Director

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